UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. _)

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☐	Definitive Proxy Statement
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CIMG Inc.

(Name of Registrant as Specified In Its Charter)

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CIMG INC.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 28, 2025

To the Stockholders of CIMG Inc.:

You are cordially invited to virtually attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of CIMG Inc., a Nevada corporation (the “Company”), to be held virtually, on Tuesday, October 28, 2025 at 10 a.m., Eastern Time, in order to:

1.	Elect five directors for a term of one year or until their respective successors have been duly elected and qualified;

2.	Hold a non-binding advisory vote on the compensation paid to our named executive officers;

3.	Approval of the adoption of the CIMG Inc. 2026 Equity Incentive Plan;

4.	Approve an amendment to the Company’s Articles of Incorporation, dated July 15, 2011, as amended on May 6, 2013, October 28, 2019 and October 22, 2024, to increase the number of authorized shares of our common stock from 200,000,000 to 600,000,000;

5.	Ratify the appointment of Assentsure PAC, as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025; and

6.	Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Stockholders may participate in the Annual Meeting by registering at [     ]. We recommend that you log in a few minutes before the Annual Meeting to ensure you are logged in when the Annual Meeting starts.

The board of directors of the Company (the “Board”) has fixed the close of business on September 30, 2025 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponements thereof. Please review in detail the proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

The Annual Meeting will be held entirely online in a virtual meeting format only, with no physical in-person meeting, to allow greater participation. Stockholders attending the Annual Meeting virtually will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate in the Annual Meeting, where you will be able to listen to the meeting live, submit questions and vote.

Stockholders may participate in the Annual Meeting by registering at [      ]. We recommend that you log in a few minutes before the Annual Meeting to ensure you are logged in when the Annual Meeting starts.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to virtually attend the Annual Meeting, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy card in order to assure representation of your shares at the Annual Meeting. Granting a proxy will not limit your right to vote if you wish to virtually attend the Annual Meeting and vote online during the Annual Meeting.

By order of the Board of Directors,

Jianshuang Wang
Chief Executive Officer and Chairperson of the Board

Hong Kong, People’s Republic of China

                    , 2025

You are cordially invited to virtually attend the Annual Meeting. Whether or not you expect to virtually attend the Annual Meeting, PLEASE VOTE YOUR SHARES IN ADVANCE. You may vote your shares in advance of the Annual Meeting via the internet, by telephone or, by mailing the completed proxy card. Voting instructions are printed on your proxy card.

If you were a stockholder of record as of September 30, 2025, you may vote online during the Annual Meeting. If, on September 30, 2025, your shares of our common stock were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, you are also invited to attend the Annual Meeting and may vote online during the Annual Meeting. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 28, 2025

Our proxy statement for the Annual Meeting, proxy card and our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 are also available free of charge at [      ]

CIMG Inc.

2025 Annual Meeting of Stockholders

PROXY STATEMENT

This proxy statement and the accompanying form of proxy are being furnished to the stockholders of CIMG Inc., a Nevada corporation (the “Company”, “we”, “us”, or “our”), on or about September 22, 2025, in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually, on Tuesday, October 28, 2025 at 10 a.m., Eastern Time, and any adjournment or postponements thereof.

The Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by registering at [     ].

The cost of soliciting proxies will be borne by the Company. Following the mailing of this proxy statement, the Company may conduct further solicitations personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with any such solicitations. The Company does not intend to retain a proxy solicitor in connection with the Annual Meeting. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of stock held of record by them, and the Company, upon request, will reimburse such persons for their reasonable out-of-pocket expenses in doing so.

Only holders of record of outstanding shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), at the close of business on September 30, 2025 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponements thereof. Each holder of Common Stock is entitled to one vote for each share of Common Stock held on the Record Date. There were [ ] shares of Common Stock outstanding and entitled to vote as of the Record Date. If you plan to attend the Annual Meeting online, please see the instructions below.

How do I attend and ask questions during the virtual Annual Meeting?

The meeting will be held virtually via a live audio webcast on Tuesday, October 28, 2025 at 10:00 a.m., Eastern Time. We believe that a virtual meeting provides expanded stockholder access and participation and improved communications, while affording stockholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting.

You are entitled to attend and participate in the Annual Meeting if you were a stockholder as of the close of business on September 30, 2025, the record date, or hold a valid proxy for the meeting. In order to attend the Annual Meeting, you must register in advance at [     ]. prior to the deadline of October 27, 2025 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting. The meeting webcast will begin promptly at 10:00 a.m. Eastern Time. You will be able to ask questions during the Annual Meeting via the Q&A function through the meeting portal.

In either case, once you have registered to attend, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting . If you hold your shares of common stock as a record holder, you will be able to vote your shares at the Annual Meeting provided you register in a timely basis. However, if you hold your shares in “street name,” in order to vote your shares at the meeting you will need to follow the procedures set forth in the section below “How do I vote at the Annual Meeting?”

To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, please follow below rules of conduct for the Annual Meeting. These rules of conduct will include the following guidelines:

●	You may submit questions and comments electronically through the meeting portal during the Annual Meeting. If you wish to submit a question during the Annual Meeting, you may ask questions via the Q&A function through the meeting portal.

●	Only stockholders as of the Record Date for the Annual Meeting and their proxy holders may submit questions at the Annual Meeting.

●	Please direct all questions to the Secretary of the Company.

●	Please include your name and affiliation, if any, when submitting a question or comment.

●	Limit your remarks to one brief question or comment that is relevant to the Annual Meeting and/or our business.

●	Questions may be grouped by topic by our management.

●	Questions may also be ruled as out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.

●	Be respectful of your fellow stockholders and Annual Meeting participants.

●	No audio or video recordings of the Annual Meeting are permitted.

Who can vote at the Annual Meeting?

Only stockholders of our Common Stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were [     ] shares of Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares of Common Stock were registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote (i) through the internet before or at the Annual Meeting, using the instructions on the proxy card; or (ii) by completing and returning the enclosed printed proxy card. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting electronically through the internet or by completing and returning the enclosed printed proxy card. To help us keep our costs low, please vote through the internet, if possible.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on September 30, 2025, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, if you are a beneficial owner of shares registered in the name of your broker, bank or other agent, in order to vote in person at the virtual Annual Meeting, you must, in addition to registering in advance at [    ], obtain a valid legal proxy from your broker, bank or other agent and then register to vote at the Annual Meeting. After obtaining a valid legal proxy from your broker, bank or other agent, to then register to vote at the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address, and then email the legal proxy and other information to vote@vstocktransfer.com during the meeting.

Can I revoke my proxy and change my vote?

Any stockholder of record who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of revocation to the Secretary of the Company, (ii) executing and delivering a proxy bearing a later date, or (iii) virtually attending the Annual Meeting and voting online during the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy. Even if you plan to virtually attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions in advance of the Annual Meeting so that your vote will be counted if you later decide not to virtually attend the Annual Meeting.

If you are a beneficial owner, you will need to revoke or resubmit your proxy through your broker (or bank or other nominee) and in accordance with its procedures.

What are the recommendations of the Board?

Each of the Board’s recommendations is set forth together with the description of each item in this proxy statement. In summary, the Board recommends that stockholders vote:

●	“FOR” the election of each of the five nominees to the Board of Directors (Proposal One);
●	“FOR” the non-binding advisory vote on the compensation paid to the Company’s named executive officers (Proposal Two);
●	“FOR” the approval of the adoption of the CIMG Inc. 2026 Equity Incentive Plan (Proposal Three);
●	“FOR” the amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 600,000,000 (Proposal Four);
●	“FOR” the ratification of the appointment of Assentsure PAC as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025 (Proposal Five); and
●	“FOR” the transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof (Proposal Six).

The Board does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for a substitute or alternate board nominee for director. In the event that any other matter should properly come before the Annual Meeting or any nominee for director is not available for election, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in accordance with their best judgment.

What constitutes a quorum?

A quorum of stockholders is required to conduct business at the Annual Meeting. The presence, in person or by proxy, of the holders of more than fifty percent (50%) of the outstanding shares of common stock entitled to vote at the Annual Meeting constitutes a quorum. On the Record Date, there were [       ] shares of common stock outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend and vote in person at the meeting. Abstentions and broker non-votes will be counted as “present” for quorum purposes.

How are votes counted and how are broker non-votes treated?

Votes will be counted by the inspector of election appointed for the Annual Meeting who will separately count “For” votes, “Against” votes, abstentions, withheld votes and broker non-votes. Votes withheld, broker non-votes and abstentions are deemed as “present” at the Annual Meeting and are counted for quorum purposes.

If you hold shares in your name and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors on all matters and as the proxy holder may determine in his/her discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to certain proposals that are considered as “routine” matters. For this 2025 Annual Meeting, Proposal Three – Approval of the adoption of the CIMG Inc. 2026 Equity Incentive Plan, Proposal Five – Ratification of the appointment of Assentsure PAC as our independent registered public accounting firm, and Proposal Six – Approval of Adjournment are considered routine matters. Accordingly, your stockbroker, bank or other nominee may exercise discretionary voting power with respect to Proposals Three, Four and Five.

If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. For this 2025 Annual Meeting, Proposal One – Election of Directors and Proposal Two – Non-binding advisory vote on executive compensation, and Proposal Four – Amendment to the Articles of Incorporation to increase authorized shares are non-routine matters. Therefore, in the absence of specific instructions from you, your broker will not have discretionary authority to vote your shares with respect to such proposals.

We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice. As a reminder, if you a beneficial owner of shares held in “street name,” in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from such organization.

How many votes are needed to approve each proposal?

Proposal One — Election of directors. Assuming a quorum is present, directors are elected by the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. Abstentions will have the same effect as a vote “AGAINST.” Broker non-votes are not expected on this proposal because of the election of directors is considered a non-routine matter; however, if any occur they will have no effect.

Proposal Two — Non-binding advisory vote on compensation paid to our named executive officers. The compensation paid to our named executive officers will be approved if the number of votes cast “FOR” Proposal Two exceeds the number of votes cast “AGAINST” such proposal. Because this vote is advisory, it will not be binding upon the Board. However, the Board and its compensation committee will take into account the outcome of the vote when considering future executive compensation arrangements. Abstentions and broker non-votes will have no effect.

Proposal Three — Approval of the CIMG Inc. 2026 Equity Incentive Plan. Approval of the adoption of the CIMG Inc. 2026 Equity Incentive Plan requires an affirmative vote of a majority of the votes cast at the Annual Meeting and entitled to vote, either in person or by proxy. Abstentions will have no effect on Proposal Three. Because this considered a routine matter, broker non-votes are not expected.

Proposal Four — Amendment to Articles of Incorporation to increase authorized shares. Approval of amendment to Articles of Incorporation to increase the authorized shares of common stock to 600,000,000 requires an affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on the proposal. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” Proposal Four.

Proposal Five — Ratification of the appointment of the Independent Registered Public Accounting Firm. The ratification of the appointment of Assentsure PAC as our independent registered public accounting firm for the fiscal year ending September 30, 2024 requires an affirmative vote of a majority of the votes cast at the Annual Meeting and entitled to vote, either in person or by proxy. Abstentions will have no effect on Proposal Five. Because this considered a routine matter, broker non-votes are not expected.

Proposal Six — Other Business. For each other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof, requires an affirmative vote of a majority of the votes cast at the Annual Meeting, whether in person or by proxy. Abstentions and broker non-votes will have no effect on the outcome of these matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

Directors and Nominees

The Third Amended and Restated Bylaws of the Company (the “Bylaws”) provide that the Board shall consist of at least one and no more than thirteen directors, comprising only one class of directors, with the exact number being designated from time to time by resolution of the Board. Our Board is elected annually by our stockholders, and each director is elected for a term of one year or until his or her successor has been duly elected and qualified. Our nominees for election include our four current independent directors and the person who serves as our Chairperson and Chief Executive Officer. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

The number of members of our Board is currently five (5). The Board has nominated Jianshuang Wang, Zongmei Huang, Yanli Hou, Changzheng Ye, and Jinmei Guo Hellstroem, each of whom currently serve on the Board, to stand for re-election as directors at the Annual Meeting. If Ms. Wang, Huang, Hou, Hellstroem and Mr. Ye are elected, they will each serve a term expiring at the annual meeting of stockholders in 2025, or until their successors are elected and qualified. There are no family relationships among any of our director nominees or executive officers.

The Board has no reason to believe that any of its nominees will refuse or be unable to accept election. However, if any nominee is unable to accept election or if any other unforeseen contingencies should arise, the Board may designate a substitute nominee. If the Board designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE LISTED NOMINEES.

The following table, together with the accompanying text, sets forth certain information with respect to each of our director nominees:

Nominees for Director

Name	Age	Position	Director Since
Jianshuang Wang	46	Co-Chief Executive Officer and Chairperson of the Board	2024
Zongmei Huang	53	Director	2024
Yanli Hou	42	Director	2024
Changzheng Ye	34	Director	2024
Jinmei Guo Hellstroem	51	Director	2024

Jianshuang Wang. Ms. Wang has served as our Chief Executive Officer and Chairperson since June 6, 2024. Prior to joining us, from 2025 to the present, Ms. Wang served as the legal representative of the Chinese subsidiary of WeTrade Group INC. (now Next Technology Holding Inc., NASDAQ: NXTT) and a director of the Hong Kong subsidiary. She worked as a human resources supervisor at Beijing Yuanzhou Decoration Co., Ltd. and Beijing Dingzhi Huihai Management Consulting Co., Ltd. from October 2001 to March 2012. Ms. Jiangshuang Wang served as the Human Resources Director at Zhongrong Minxin Capital Management Co., LTD., Shuyun Puhui Technology Co., Ltd. and Beijing Meixin Technology Co., Ltd. from March 2012 to July 2020. Ms. Jiangshuang Wang graduated from Hebei University of Economics and Business, China, majoring in Human Resource Management in 2001.

Ms. Jianshuang Wang is an employee director. The Board values Ms. Wang’s extensive experience operating the Company. As the Company’s Chief Executive Officer, Ms. Wang is able to apprise the Board of the operational and financial results as they occur and provide insight into the environment in which the Company operates.

Zongmei Huang. Ms. Huang has served as our director since June 19, 2024. Ms. Huang previously held senior management positions at PPS Baolian Company and ISS World Company in Hong Kong from 1997 to 2018. Since 2019, Ms. Huang has served as CEO of XinRui Technology Co., Limited, a Hong Kong-based firm focused on helping Chinese technology companies expand globally, as well as supporting growth-stage companies through venture capital and private equity, with investments spanning enterprise services, cloud computing, cybersecurity, fintech, cross-border supply chains, retail, e-commerce, logistics, and digital entertainment. Ms. Huang graduated from Hong Kong Metropolitan University in 1996.

Ms. Huang’s qualifications for election to the Board include her expertise in global business management.

Yanli Hou. Ms. Hou has served as our director since June 6, 2024. Prior to joining us, Ms. Hou was an Executive Director of MBV International Limited (01957. HK) from August 1, 2023 and the present. From August 2021 to October 2022, Ms. Yanli Hou served as the CEO of Daren Group. Daren Group is a national high-tech enterprise invested by state-owned civil aviation investment funds and well-known investment institutions. From March 2019 to July 2021, Ms. Yanli Hou served as the President of the US: WETG (US: WETG), contributing to the live streaming business of Yueshang Group. From January 2014 to March 2019, Ms. Yanli Hou served as the co-founder of 3Q Children’s Business School, overseeing the company’s overall operations and development. The school operates under Henan Aishang International Education Consulting Co., Ltd., a company listed on the Zhongyuan Equity Trading Center under enterprise code 204424. From September 2006 to April 2013, Ms. Yanli Hou worked at Tianan Insurance Company, a Chinese company, during which she held various positions including financial accounting, auditing, head of fund settlement center, assistant to general manager, and group finance manager. She resigned and started her own business in 2014. Ms. Yanli Hou graduated from Shandong University of Finance and Economics in 2006, obtaining a bachelor’s degree in financial management.

Ms. Hou is also a franchise chain operation planner, and enterprise digital transformation expert. She has multiple entrepreneurial experiences and is skilled in market development and project operation management.

Ms. Hou’s qualifications for election to the Board include her expertise in franchise chain operation planning and enterprise digital transformation.

Changzheng Ye. Mr. Ye has served as our director since May 2, 2024. Prior to joining us, Mr. Ye’s professional experience includes roles as an Engineer at SAIC Volkswagen Automotive Co., Ltd. from 2014 to 2015, a Software Engineer at Shanyi Shanmei Technology Co., Ltd from 2015 to 2017, a Project Manager at Shenzhen Baoyide Network Technology Co., Ltd from 2018 to 2021, and a Technical Director at Enron Investment Management from 2021 to 2023. Since March 2023, he has been serving as the Technical Director at Lear Group Limited. Mr. Changzheng Ye graduate from Zhengzhou University in 2014, with a bachelor’s degree in Mold Design and Manufacture.

Mr. Ye’s qualifications for election to the Board include his experiences both in the engineering and technical management.

Jinmei Guo Hellstroem. Ms. Hellstroem has served as our independent director of the Board and Chairperson of the compensation committee since December 19, 2024. Prior to joining us, Ms. Hellstroem held senior management positions at Dalian Tianfu Hotel and Shanghai Diweis Enterprise Development Co., Ltd. from July 1998 to November 2013. Since 2014, she has been serving as the CEO of Trend Interior Trading Co., Ltd. in Sweden. Ms. Hellstrom is a senior manager with extensive theoretical knowledge and practical experience. She has previously held senior executive roles, including Marketing Director at a prominent large hotel, Sales Director at a major import and export company, and General Manager of a large group corporation. Ms. Hellstrom has specialized expertise in business management, with a particular focus on integrated marketing strategies and team development. Ms. Hellstroem graduated from Bohai University in Liaoning in 1997.

Ms. Hellstroem’s qualifications for election to the Board include her extensive executive leadership and experiences, including her related expertise in marketing, strategic planning, and promotion skills

Board Diversity and Director Qualifications

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses. We seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion. We also seek directors who have the ability and commitment to devote significant time and energy to serve on the Board and its committees. We believe that all of our directors meet the foregoing qualifications. We do not have a formal policy with respect to diversity.

Board and Committee Meetings; Attendance

The Company does not have a policy requiring director attendance at its annual meeting of stockholders, but directors are expected to attend. All of our directors attended virtually our 2024 annual meeting of stockholders (the “2024 Annual Meeting”), which was also held exclusively online in a virtual meeting format only, with no physical in-person meeting. During the fiscal year ended September 30, 2024 (“fiscal year 2024”), the Board held [    ] meetings, including telephonic meetings. During fiscal year 2024, all directors attended at least [     ]% of the aggregate of the meetings of the Board and of each of the Board committees on which he or she served at the time.

Director Independence

We require that a majority of our Board be independent in accordance with the rules of Nasdaq. Our Board has undertaken a review of the independence of our directors and considered whether any director has any direct or indirect material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board has affirmatively determined that Ms. Huang, Hou, Hellstroem and Mr. Ye, representing four of our five current directors, all of whom served on the Board throughout fiscal year 2024, are “independent directors” as defined under SEC rules and the listing standards of the Nasdaq. All of the current members of the Board’s committees are also independent under such standards. The Board acts independently of management and regularly holds independent director sessions of the Board without members of management present.  Ms. Wang is not considered independent due to her service as an executive officer of the Company.

Committees of the Board of Directors

Our Board has established an audit committee (the “Audit Committee”), the compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). The composition and responsibilities of each of the committees of our Board is described below. Members will serve on these committees until their resignation or until as otherwise determined by our Board.

The current members of the Board and the committees of the Board on which they currently serve are identified in the table below.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Jianshuang Wang	—	Member	—
Zongmei Huang	—	Chairperson	—
Yanli Hou	Member	—	Member
Changzheng Ye	Chairperson	—	Member
Jinmei Guo Hellstroem	Member	Member	Chairperson

Audit Committee

Our Audit Committee is currently composed of Changzheng Ye, Yanli Hou and Jinmei Guo Hellstroem. Mr. Ye serves as the chairperson of our Audit Committee. Our Board has determined that each current member of our Audit Committee meets the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and the listing rules of Nasdaq. Our Board has also determined that Yanli Hou is an “audit committee financial expert” as defined in the rules of the SEC and has the requisite financial sophistication as defined under the listing standards of the Nasdaq. During fiscal year 2024, our Audit Committee met [      ] times.

The responsibilities of our Audit Committee include, among other things:

●	selecting and hiring the independent registered public accounting firm to audit our financial statements;
●	overseeing the performance of the independent registered public accounting firm and taking those actions as it deems necessary to satisfy itself that the accountants are independent of management;
●	reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews, and the reports and certifications regarding internal control over financial reporting and disclosure controls;
●	preparing the audit committee report that the SEC requires to be included in our annual proxy statement;
●	reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedures;
●	overseeing our policies on risk assessment and risk management;
●	reviewing and approving related party transactions; and
●	approving or, as required, pre-approving, all audit and all permissible non-audit services and fees to be performed by the independent registered public accounting firm.

Our Audit Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the rules of Nasdaq. A copy of the charter can be found on the Company’s website at www.ccmg.tech.

Compensation Committee

Our Compensation Committee is currently composed of Jinmei Guo Hellstroem, Zongmei Huang and Jianshuang Wang. Zongmei Huang serves as the chairperson of our Compensation Committee. Our Board has determined that each current member of our Compensation Committee meets the requirements for independence under the applicable rules and regulations of the SEC and the listing rules of Nasdaq. Each current member of the Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). During fiscal year 2024, our Compensation Committee met [       ] times.

The purpose of our Compensation Committee is to oversee our compensation policies, plans and benefit programs and to discharge the responsibilities of our Board relating to compensation of our executive officers. The responsibilities of our Compensation Committee include, among other things:

●	reviewing and approving compensation of our executive officers and reviewing and recommending to the Board for approval compensation of our directors;
●	overseeing our overall compensation philosophy and compensation policies, plans and benefit programs for service providers, including our executive officers;
●	reviewing, approving and making recommendations to our Board regarding incentive compensation and equity plans; and
●	administering our equity compensation plans.

Our Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the rules of Nasdaq. A copy of the charter can be found on the Company’s website at www.ccmg.tech.

The Compensation Committee has the authority, in its sole discretion, to select, appoint and retain outside compensation consultants for advice. The Compensation Committee is directly responsible for the appointment, compensation and oversight of any such consultant, and the Company is responsible for providing appropriate funding for payment of reasonable compensation to any such consultant, as determined by the Compensation Committee. The Compensation Committee also has the authority, in its sole discretion, to retain and obtain the advice and assistance of outside legal counsel and other advisors. In selecting a consultant, outside counsel and other advisors, the Compensation Committee evaluates its independence by considering applicable rules of Nasdaq and any other factors that the Compensation Committee deems relevant to the consultant’s independence from management.

The Compensation Committee charter does not restrict the Compensation Committee from delegating any of its authority or responsibilities to individual members of the committee or a subcommittee of the Compensation Committee, although the Compensation Committee did not delegate any of its responsibilities during fiscal year 2024.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently composed of Zongmei Huang, Jinmei Guo Hellstroem and Yanli Hou. Ms. Hellstroem serves as chairperson of our Nominating and Corporate Governance Committee. Our Board has determined that all current members of our Nominating and Corporate Governance Committee meet the requirements for independence under the applicable rules and regulations of the SEC. During fiscal year 2024, our Nominating and Corporate Governance Committee did not hold any formal meetings but acted by unanimous written consent [    ] time.

The responsibilities of our Nominating and Corporate Governance Committee include, among other things:

●	identifying, evaluating and selecting, or making recommendations to our Board regarding, nominees for election to our Board and its committees;
●	evaluating the performance of our individual directors;
●	considering and making recommendations to our Board regarding the composition of our Board and its committees;
●	considering director nominees recommended by shareholders; and
●	developing and making recommendations to our Board regarding corporate governance guidelines and matters.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the rules of Nasdaq. A copy of the charter can be found on the Company’s website at www.ccmg.tech.

The Company has adopted a Corporate Governance Guidelines (the “Corporate Governance Guidelines”), which set forth, among other things, certain criteria for the Nominating and Corporate Governance Committee to consider in evaluating potential director nominees who have the education, business experience, and current insight necessary to understand the Company’s business and be able to evaluate and oversee the direction and performance of the Company. The Nominating and Corporate Governance Committee is also required to assess whether a director candidate meets all other criteria as may be established by the Board, including functional skills, corporate leadership, diversity, international experience, or other attributes that the Board believes will contribute to the development and expansion of the Board’s knowledge and capabilities. While the Company does not have a formal diversity policy, the Board and the Nominating and Corporate Governance Committee believe that considerations of diversity are, and will continue to be, an important component relating to the Board’s composition, as multiple and varied points of view contribute to a more effective decision-making process.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. To recommend a candidate for election to our Board, a stockholder must notify the Nominating and Corporate Governance Committee by writing to: CIMG Inc., Room R2, FTY D, 16/F, Kin Ga Industrial Building, 9 San On Street, Tuen Mun, Hong Kong, Attention: Secretary. Such stockholder’s notice shall set forth the following information, as further described in the Bylaws:

●	the name of the director candidate, the number and class of all shares of each class of our stock beneficially owned by such person, and certain information regarding such director candidate that would be required to be disclosed in a proxy statement pursuant to Regulation 14A under the Exchange Act in which such individual is a nominee for election to our Board;
●	the director candidate’s consent to serve as a director if elected to the Board; and
●	the name and address of the stockholder nominating the director candidate and the number and class of all shares of each class of our stock beneficially owned by such stockholder.

Please see the “Stockholder Proposals and Director Nominations” section of this proxy statement for deadlines to submit director nominations for consideration at our next annual meeting of stockholders. The manner in which director nominee candidates suggested in accordance with this policy are evaluated does not differ from the manner in which candidates recommended by other sources are evaluated.

Board Leadership Structure and Role in Risk Oversight

Ms. Jianshuang Wang is the chairperson of the Board and the Company’s Chief Executive Officer. The Company believes that the Chief Executive Officer is best situated to serve as Chairperson of the Board because she is the director most familiar with our business and industry and the director most capable of identifying strategic priorities and executing our business strategy. In addition, having a single leader provides clear leadership for the Company. We believe that this leadership structure has served the Company well.

Our Board has overall responsibility for risk oversight. The Board has delegated responsibility for the oversight of specific risks to Board committees as follows:

●	The Audit Committee oversees the Company’s risk policies and processes relating to the financial statements and financial reporting processes, as well as key credit risks, liquidity risks, market risks and compliance, and the guidelines, policies and processes for monitoring and mitigating those risks.
●	The Compensation Committee oversees the compensation of our chief executive officer and our other executive officers and reviews our overall compensation policies for employees.
●	The Nominating and Corporate Governance Committee oversees risks related to the Company’s governance structure and processes.

Limitation of Liability of Directors and Officers

Pursuant to Nevada Law, our officers and directors will not be personally liable for damages based upon any act or failure to act in his or her capacity as a director or officer unless the presumption that the officer or director acted in good faith, on an informed basis and with a view to the interests of the corporation has been rebutted and it is proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and such breach involved intentional misconduct, fraud or a knowing violation of the law. This exclusion of liability does not limit any right which a director or officer may have to be indemnified and does not affect any director’s or officer’s liability under federal or applicable state securities laws. With respect to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the Company) by reason of the fact that such person is or was our director or officer or is or was serving at our request as a director, officer or employee of another corporation or other enterprise, we have agreed to indemnify our directors and officers, to the fullest extent permitted by Nevada law, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by a director or officer in connection with any claim against a director or officer if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to our best interests, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Our Bylaws also provide that directors and officers are entitled to similar indemnification with respect to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in the Company’s favor, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person has been adjudged by a court of competent jurisdiction to be liable for gross negligence or willful misconduct in the performance of such person’s duty to the Company unless and only to the extent that the court in which the action was brought determines that such person is fairly and reasonably entitled to indemnity for such expenses the court shall deem proper.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes of ownership with the SEC.

Based solely on a review of the forms filed electronically with the SEC during year ended September 30, 2024 and on written representations that no Form 5 was required to be filed, we believe that, during year ended September 30, 2024, all of our directors, executive officers, and persons who beneficially owned more than 10% of our common stock timely complied with the Section 16(a) filing requirements.

Code of Ethics

Our Board has adopted a Code of Business Conduct and Ethics which is applicable to CIMG Inc. and to all our directors and officers, including our principal executive officer and principal financial officer.

A copy of the Company’s Code of Ethics may be obtained free of charge by making the request to the Company in writing or on the Company’s website at www.ccmg.tech.

Derivatives Trading, Hedging, and Pledging Policies

Our Insider Trading Policy provides that, unless advance approval is obtained from the designated Compliance Officer thereunder, none of our executive officers or directors (collectively, “Covered Persons”) may acquire, sell, or trade in any interest or position relating to the future price of Company securities, such as a put option, a call option, or execute a short sale, or engage in hedging or monetization transactions or similar arrangements with respect to Company securities. These prohibitions apply whether or not such Company securities were acquired through the Company’s equity compensation programs. The objective of this policy is to enhance alignment between the interests of our Covered Persons and those of our stockholders. Company employees who are not executive officers are not subject to the prohibitions described in this paragraph.

Further, our Insider Trading Policy provides that no Covered Person or any Company employee may pledge Company securities as collateral to secure loans. This prohibition means, among other things, that these Covered Persons and Company employees may not hold Company securities in a “margin” account, which would allow the Covered Person or Company employee to borrow against their holdings to buy securities.

Stockholder Communications with Directors

Stockholders may communicate their comments or concerns in writing to members of the Board. Any such communication should be addressed to the attention of the Company’s Secretary at the Company’s principal executive offices. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board. Under the procedures established by the Board, upon the Secretary’s receipt of such a communication, the Company’s Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

Director Compensation

As set forth in the Corporate Governance Guidelines, directors who are also employees of the Company will not be paid for Board membership in addition to their regular employee compensation. Accordingly, Ms. Jianshuang Wang does not receive separate compensation for her service as a director of the Company. Ms. Jianshuang Wang’s compensation is discussed and summarized in the Summary Compensation Table included in this proxy statement.

Director Compensation Table

The following table shows for the fiscal year ended September 30, 2024 certain information with respect to the compensation of our non-employee directors who served in fiscal year 2024:

	Fiscal	Fees Earned
	Year	or Paid in	Stock	Option	All Other
	ended	Cash(1)	Awards	Awards	Compensation	Total
Name	30-Sep	($)	($)	($)	($)	($)
Yanli Hou	2024	$4,000	$-	$-	$-	$4,000
	2023	$-	$-	$-	$-	$-
Jian Liu	2024	$3,000	$-	$-	$-	$3,000
	2023	$-	$-	$-	$-	$-
Changzheng Ye	2024	$5,000	$-	$-	$-	$5,000
	2023	$-	$-	$-	$-	$-
Zongmei Huang	2024	$3,000	$-	$-	$-	$3,000
	2023	$-	$-	$-	$-	$-
Jinmei Guo Hellstroem	2024	$-	$-	$-	$-	$-
	2023	$-	$-	$-	$-	$-
Kevin J. Conner	2024	$-	$-	$-	$-	$-
	2023	$72,000	$50,000	$-	$-	$122,000
Tracy Ging	2024	$-	$-	$-	$-	$
	2023	$56,000	$-	$-	$-	$56,000
J. Chris Jones	2024	$-	$-	$-	$-	$-
	2023	$62,000	$50,000	$-	$-	$112,000
Nobuki Kurita	2024	$-	$-	$-	$-	$-
	2023	$62,000	$50,000	$-	$-	$112,000
David G. Robson	2024	$-	$-	$-	$-	$-
	2023	$62,000	$50,000	$-	$-	$112,000

(1)	Pro-rated compensation for the fiscal year ended September 30, 2024, served as a director and chairperson of the Board.

●	On June 18, 2024, J. Chris Jones, and on June 19, 2024, David G. Robson, resigned from the Board.
●	On May 2, 2024, Mr. Kurita resigned from the Company’s board of directors.
●	On June 6, 2024, Masateru Higashida and Kevin J. Conner resigned from the Board.
●	On March 22, 2023, the Company granted 4,398 Restricted Shares of the Company’s common stock to each of the Company’s five independent directors. The restricted shares are scheduled to vest in full on the one-year anniversary of the grant date, subject to each independent director’s continued service as a director of the Company. No options were granted during the fiscal year.
●	On September 5, 2023 Tracy Ging notified the Company of her resignation from the Board of Directors. The restricted stock award granted on March 17, 2023 was forfeited upon her resignation.

Vote Required

Directors are elected by the affirmative vote of a majority of the shares present in person or by proxy at the Annual meeting and entitled to vote on the election of directors. Abstentions will have the same effect as a vote “AGAINST.” Because the election of directors is a non-routine matter, broker non-votes are not expected and, if any occur, they will have no effect on the outcome. Our Articles do not permit stockholders to cumulate their votes for the election of directors. If any nominees does not receive the required majority vote, that nominee will not be elected and the resulting vacancy may be filled by the Board in accordance with our bylaws.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE ELECTION OF ALL THE DIRECTOR NOMINEES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

RELATED STOCKHOLDER MATTERS

The following tables set forth, as of August 19, 2025, the beneficial ownership of our Common Stock by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;
●	each of our named executive officers;
●	each of our directors; and
●	all executive officers and directors as a group.

Except as otherwise indicated, all shares are owned directly, and the percentage shown is based on 188,180,751 shares of Common Stock issued and outstanding on September 24, 2025.

Except as otherwise indicated below, information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than five percent (5%) of Common Stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our Common Stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable within 60 days of the date hereof. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise indicated below, the address of each person listed in the table below is Room R2, FTY D, 16/F, Kin Ga Industrial Building, 9 San On Street, Tuen Mun, Hong Kong.

Equity Compensation Plan Information

Our Board has terminated the 2013 Plan, the 2019 Plan and the 2023 Plan. No awards have been granted, nor shares issued, under the Company’s 2024 or 2025 Equity Incentive Plans to date. Accordingly, there are currently no shares no shares outstanding pursuant to either plan.

Management and Directors

The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 19, 2025 by: (i) each director and nominee for director; (ii) each of the named executive officers named in the Summary Compensation Table set forth above; and (iii) all of the directors, nominees and executive officers as a group.

Except as otherwise indicated, all shares are owned directly, and the percentage shown is based on 36,397,418 shares of Common Stock issued and outstanding as of August 19, 2025.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Jianshuang Wang	—	—%
Feng Tian	—	—%
Xiaocheng Hao	—	—%
Changzheng Ye	—	—%
Yanli Hou	—	—%
Jinmei Guo Hellstroem	—	—%
Zongmei Huang	—	—%
All directors, nominees and executive officers as a group (7 persons)	0	0%

Other Beneficial Owners

The following table sets forth certain information regarding beneficial ownership by other persons known to us to own more than 5% of our outstanding common stock as of August 19, 2025 based on 36,397,418 shares of common stock outstanding as of such date.

	Amount and Nature of Beneficial Ownership
Name and Address of	Voting Power		Investment Power			Percent of
Beneficial Owner	Sole	Shared	Sole	Shared	Aggregate	Class
JOYER INVESTMENT LIMITED.(1)	7,125,872	—				17.6%
DYT INFO PTE. LTD.(2)	9,270,842	—				22.5%
YY Tech Inc.(3)	8,365,419					20.3%
VMADE CO., LIMITED(4)	7,400,282	—				18.4%
DADA Business Trading Co., Limited(5)	6,739,761	—				17%
Xiangrong Dai(6)	3,000,000	—				8.24%
Yanqin Chen(7)	3,000,000					8.24%
METAVERSE INTELLIGENCE TECH LTD(8)	8,688,557	—				21.1%

(1)	Based on Schedule 13 D filed with the SEC on April 3, 2025, Yumei Liu, through her 100% ownership of Joyer Investment Limited, beneficially owns 7,125,872 shares of common stock, including (i) 3,074,590 shares of common stock directly held; and (ii) warrants have the right to acquire up to 4,051,282 shares of common stock within 60 days.
(2)	Based on Schedule 13 D filed with the SEC on April 3, 2025, Ling Choi, through her 100% ownership of DYT INFO PTE LTD. beneficially owns 9,270,842 shares of common stock, including (i) 4,399,048 shares of common stock directly held; and (ii) warrants have the right to acquire up to 4,871,794 shares of common stock within 60 days.
(3)	Based on Schedule 13 D filed with the SEC on April 3, 2025, Yujie Liu, through her 100% ownership of YY Tech Inc., beneficially owns 8,365,419 shares of common stock, including (i) 3,609,009 shares of common stock directly held; and (ii) warrants have the right to acquire up to 4,756,410 shares of common stock within 60 days.
(4)	Based on Schedule 13 D filed with the SEC on April 3, 2025, Xiaodong Liu, through her 100% ownership of Vmade Co., Limited, beneficially owns 7,400,282 shares of common stock, including (i) 3,528,488 shares of common stock directly held; and (ii) warrants have the right to acquire up to 3,871,794 shares of common stock within 60 days.
(5)	Based on Schedule 13 D/A filed with the SEC on July 14, 2025, Yubo Yang 100% owns Dada Business Trading Co., Limited and is the sole director of it, and therefore beneficially owns 6,739,761 shares of common stock, including (i) 3,406,428 shares of common stock directly held; and (ii) warrants have the right to acquire up to 3,333,333 shares of common stock within 60 days.
(6)	Based on Schedule 13 G/A filed with the SEC on June 10, 2025, Xiangrong Dai beneficially owns 3,000,000 shares of common stock.
(7)	Based on Schedule 13 G/A filed with the SEC on June 9, 2025, Yanqin Chen beneficially owns 3,000,000 shares of common stock.
(8)

Based on Schedule 13 D filed with the SEC on April 3, 2025, Wenwen Yu, through her 100% ownership of Metaverse Intelligence Tech Ltd., beneficially owns 8,688,557 shares of common stock, including (i) 3,932,147 shares of common stock directly held; and (ii) warrants have the right to acquire up to 4,756,410 shares of common stock within 60 days.

Metaverse Intelligence Tech Ltd. is governed by its sole director, Ying Yu. As such, Ms. Yu has voting and investment discretion with respect to the shares of common stock held of record by Metaverse Intelligence Tech Ltd. and may be deemed to have beneficial ownership of the shares and warrants held directly by Metaverse Intelligence Tech Ltd. Therefore, both Wenwen Yu and Ying Yu are deemed to have shared voting power over the 8,688,557 shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as set forth below, other than the director and executive officer compensation arrangements discussed herein in the sections titled “Director Compensation” and “Executive Compensation”, there has not been any transaction or series of transactions since October 1, 2020, nor is there any currently proposed transaction, in which:

●	we have been or are to be a participant;
●	the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) 1% of the average of the Company’s total assets at year end for the last two completed fiscal years; and
●	any of our directors, executive officers or, to our knowledge, beneficial owners of 5% or more of our capital stock, or any immediate family member of or person sharing the household with any of these individuals or entities, had or will have a direct or indirect material interest.

Information about our Executive Officers

The following sets forth the names, ages and positions of our current executive officers.

Jianshuang Wang has served as the Chief Executive Officer and Chairperson since June 6, 2024. Prior to joining us, from 2025 to the present, Ms. Wang served as the legal representative of the Chinese subsidiary of WeTrade Group INC. (now Next Technology Holding Inc., NASDAQ: NXTT) and a director of the Hong Kong subsidiary. She worked as a human resources supervisor at Beijing Yuanzhou Decoration Co., Ltd. and Beijing Dingzhi Huihai Management Consulting Co., Ltd. from October 2001 to March 2012. Ms. Jiangshuang Wang served as the Human Resources Director at Zhongrong Minxin Capital Management Co., LTD., Shuyun Puhui Technology Co., Ltd. and Beijing Meixin Technology Co., Ltd. from March 2012 to July 2020. Ms. Jiangshuang Wang graduated from Hebei University of Economics and Business, China, majoring in Human Resource Management in 2001.

Feng Tian has served as the Chief Financial Officer of the Company since August 6, 2025. She has been the head of finance at the Company since 2024. Prior to joining the company Ms. Tian was head of finance at Daren International and Henan Aishan Education Corp. Ms. Tian is a graduate of Henan Industry & Trade College and received an MBA from Zhengzhou University.

Xiaocheng Hao has served as the Chief Operating Officer since April 30, 2025. From 2021 to 2025, Mr. Hao has served as the Chief Executive Officer of Shanghai Huomao Cultural Development Co., Ltd (“Shanghai Huomao”) prior to the acquisition of Shanghai Huomao by the Company. From 2014 to 2021, Mr. Hao served as the Chairperson of Shaanxi E&A Education Technology Co., Ltd. He has held sales and management positions in multiple listed companies, with over 20 years of experience in sales and management. Mr. Hao holds a bachelor’s degree in business administration from Central South University of Finance and Economics and a master’s degree of business administration from Xi’an Jiaotong University in China.

PROPOSAL TWO

ADVISORY VOTE APPROVING NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with Section 14A of the Exchange Act and Rule 14a-21(a) promulgated thereunder, we are asking our stockholders to approve, in a non-binding advisory vote, the compensation of our named executive officers (our “NEOs”) as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K. This proposal, commonly known as a “Say on Pay” proposal, gives stockholders the opportunity to provide input – to endorse or not endorse –the compensation of our NEOs. Unless the Board modifies its policy of holding an advisory “Say on Pay” vote on an annual basis, the next advisory “Say on Pay” vote will be held at our 2026 annual meeting of stockholders.

We strongly encourage you to carefully review the Executive Compensation discussion and compensation tables and narrative discussions and related material included in this Proposal Two. Thereafter, we request your input on the compensation of our NEOs through your vote on the advisory resolution that follows the Executive Compensation discussion.

EXECUTIVE COMPENSATION

Our named executive officers (“NEOs”) for fiscal year 2024, consisting of our principal executive officer, our next two most highly compensated executive officers serving as executive officers as of September 30, 2024, and one additional individual who would have been one of our two most highly compensated executive officers (aside from our principal executive officer) during fiscal year 2024, but for the fact that such individual was not serving as an executive officer as of September 30, 2024, were:

●	Masateru Higashida, who served as Chief Executive Officer, President, Treasurer, Secretary and Chairperson of the Board until June 2024;

●	Randell Weaver, who served as our Chief Financial Officer throughout fiscal year 2023 and served as Co-Executive Officer and Chief Financial Officer until August 2024;

Mr. Higashida ceased serving as an executive officer in June 2024 and Mr. Weaver ceased serving as an executive officer in August 2024. They are nevertheless included as named executive officers because they held executive officer roles during fiscal year 2024, consistent with SEC disclosure requirements.

Summary Compensation Table

Name	Position	Fiscal Year ended September 30	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Jianshuang Wang	Chief Executive Officer	2024	$8,000	$-	$-	$-	$8,000
		2023	-	-	-	-	-
Feng Tian	Chief Financial Officer	2024	$-	$-	$-	$-	$-
		2023	-	-	-	-	-
Xiaocheng Hao	Chief Operating Officer	2024	$-	$-	$-	$-	$-
		2023	-	-	-	-	-
Randell Weaver	Former Chief Financial Officer	2024	$245,689	$-	$-	$-	$245,689
		2023	$27,404	$48,000	$31,819	$-	$107,223
Masa Higashida	Former Chief Executive Officer	2024	$243,997	$-	$-	$-	$243,997
		2023	$318,000	$-	$-	$-	$318,000
Zhanzhan Shi	Former Interim Chief Financial Officer	2024	$1,000	$-	$-	$-	$1,000
		2023	$-	$-	$-	$-	$-

Narrative to Summary Compensation Table

There are no arrangements or plans in which we provide pension, retirement or similar benefits for our executive officers. Our executive officers may receive stock options and restricted stock at the discretion of our Board in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our executive officers, except that stock options or restricted stock may be granted at the discretion of our Board from time to time. Except as described below under “—Executive Employment Arrangements” and “—Ms. Toyota”, we have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control.

The following paragraphs provide further detail regarding the compensation of Ms. Toyota as described in the Summary Compensation Table above. See “— Executive Employment Arrangements” below for additional information regarding the compensation of Messrs. Higashida, Shearer and Ramirez.

Executive Employment Agreements

Jianshuang Wang. Ms. Wang, the Company’s Chief Executive Officer, and the Company entered into an employment agreement dated June 6, 2024, whereby the Company agreed to pay Ms. Wang an annual salary of $[      ] per year..

Feng Tian. Ms. Tian, the Company’s Chief Financial Officer, and the Company entered into an employment agreement dated August 1, 2025, whereby the Company agreed to pay Ms. Tian an annual salary of $12,000 per year.

Xiaocheng Hao. Mr. Hao, the Company’s Chief Operating Officer, and the Company entered into an employment agreement dated April 30, 2025, whereby the Company agreed to pay Mr. Hao an annual salary of $40,000 per year.

Equity Awards

Restricted Stock Agreements

When we make grants of restricted stock to our executive officers, including the named executive officers, we enter into Restricted Stock Agreements with such executive officers that contain provisions that are triggered upon a termination of an executive officer or a change in control of our Company.

If an executive officer is terminated by the Company without cause, all restricted shares which have not become vested shall vest, and the period of restriction with respect to such restricted shares shall lapse, as of the date of the termination of participant by the Company without Cause.

In the event of a change in control at any time on or after the grant date, provided participant has not ceased to be an executive officer from the date of grant through the effective date of the change in control, all restricted shares which have not become vested shall vest, and the period of restriction with respect to such restricted shares shall lapse as of the effective date of the change in control.

Stock Option Agreements

When we make grants of stock options to our executive officers, including named executive officers, we enter into Stock Option Agreements with such executive officers that contain provisions that are triggered upon a termination of an executive officer of a change in control of our Company.

No additional shares shall vest after the date of termination of an optionee’s relationship, but the option shall continue to be exercisable with respect to that number of shares that have vested as of the date on which optionee’s relationship terminates.

Provided optionee’s relationship has not terminated from the grant date through the effective date of a change in control, the right to exercise the option shall accelerate automatically and vest in full effective as of immediately prior to the consummation of such a change in control unless the option is to be assumed by the acquiring or successor entity or new options or new incentives are to be issued in exchange therefor.

Stock Options

During the fiscal year ended September 30, 2024, the Company granted no new stock options to employees.

Compensation Recovery Policy

On January 20, 2023, our Board of Directors adopted a CIMG Inc. Incentive-Based Compensation Clawback Policy (“Clawback Policy”), which provides for the clawback of certain compensation in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirements. The Clawback Policy is a supplement to any other clawback policies in effect now or in the future at the Company. The Incentive-Based Compensation subject to clawback is the Incentive-Based Compensation Received during the three completed fiscal years immediately preceding the date that the Company is required to prepare an accounting restatement.

Equity Compensation Plan Information

Our Board has terminated the 2013 Plan, the 2019 Plan and the 2023 Plan. No awards have been granted, nor shares issued, under the Company’s 2024 or 2025 Equity Incentive Plans to date. Accordingly, there are currently no shares no shares outstanding pursuant to either plan.

The Board believes that the compensation of our NEOs is appropriate and recommends a vote “FOR” the following advisory resolution, which will be submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables, narrative discussion and related matters.”

You may vote “for” or “against” the foregoing resolution, or you may “abstain.” This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies, and procedures described in this proxy statement.

While the advisory vote is non-binding, the Board and the Compensation Committee will review the results of the vote and take the concerns of our stockholders into account in future determinations concerning our executive compensation program. The Board therefore recommends that you indicate your support for the compensation policies and procedures for our NEOs, as outlined in the above resolution.

Vote Required

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, the approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in this Proxy Statement, requires a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine” as described above, no broker non-votes will occur on this proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON AN

ADVISORY BASIS, OF THE COMPENSATION OF THE NEOs.

PROPOSAL THREE

APPROVAL OF THE ADOPTION OF THE CIMG INC. 2026 EQUITY INCENTIVE PLAN

The Company is seeking approval of the stockholders to adopt the CIMG Inc. 2026 Equity Incentive Plan (the “2026 Plan”). The purpose of the 2026 Plan is to assist the Company to attract, retain and provide incentives to employees and directors of, and consultants and advisers to, the Company and its subsidiaries. If the 2026 Plan is approved, awards under the 2026 Plan will be limited in the aggregate to 38,000,000 shares of our common stock. Upon adoption of this 2026 Plan, the 2024 Plan and 2025 Plan shall be frozen, no new awards shall be granted thereunder, and outstanding awards thereunder shall continue to be governed by the terms and condition of the such plans and applicable award agreement.

Equity Compensation Plan Information

Our Board has terminated the 2013 Plan, the 2019 Plan and the 2023 Plan. No awards have been granted, nor shares issued, under the Company’s 2024 or 2025 Equity Incentive Plans to date. Accordingly, there are currently no shares no shares outstanding pursuant to either plan.

General

The following summary of the 2026 Plan is qualified in its entirety by reference to the complete text of the 2026 Plan, a copy of which is attached to this proxy statement as Appendix A. Capitalized terms used and not otherwise defined in this section discussing the adoption of the 2026 Plan shall have the meanings given to them in the 2026 Plan.

Upon stockholders’ approval, the 2026 Plan will become effective immediately and is a comprehensive incentive compensation plan under which we can grant equity-based and other incentive awards to officers, employees and directors of, and consultants and advisers to, the Company.

Administration.

Authority to administer and manage the 2026 Equity Incentive Plan shall be vested in the Board of the Company or by the Compensation Committee set up for such purpose. The committee shall consist of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the Nasdaq Stock Market) and (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3), which shall serve at the pleasure of the Board. The Board or the committee administering the 2026 Plan (the “Administrator”) shall have full power and authority to designate recipients of options and restricted stock, and to determine the terms and conditions of the respective option and restricted stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the 2026 Plan.

Eligibility.

The persons eligible for participation in the 2026 Plan as recipients of options or restricted stock shall include directors, officers and employees of, and consultants and advisors to, the Company or any subsidiary; provided that incentive options may only be granted to employees of the Company and any subsidiary.

Awards.

A maximum of 38,000,000 new shares of the Company’s Common Stock shall be subject to the 2026 Plan. The Common Stock subject to the 2026 Plan shall consist of unissued shares, treasury shares or previously issued shares held by any subsidiary of the Company, and such number of shares of common stock shall be and is hereby reserved for such purpose.

Options.

The purchase price of each share of common stock purchasable under an incentive option shall be determined by the Administrator at the time of grant, but shall not be less than 100% of the Fair Market Value of such share of common stock on the date the option is granted.

The term of each option shall be fixed by the Administrator, but no incentive option shall be exercisable more than ten years after the date such option is granted and in the case of an incentive option granted to an optionee who, at the time such incentive option is granted, owns (within the meaning of Section 424(d) of the code) more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, no such incentive option shall be exercisable more than five years after the date such incentive option is granted

Change of Control.

Upon the occurrence of a change in control, the Administrator may accelerate the vesting of outstanding restricted stock, in whole or in part, as determined by the Administrator, in its sole discretion.

Vote Required

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, the approval of the adoption of the CIMG Inc. 2026 Equity Incentive Plan requires a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy. As a result, abstentions, if any, will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine” as described above, no broker non-votes will occur on this proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADOPTION OF THE CIMG INC. 2026 EQUITY INCENTIVE PLAN.

PROPOSAL FOUR

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 600,000,000

General

Our Board has unanimously adopted a resolution approving an amendment to our Articles to increase the authorized number of shares of common stock from 200,000,000 shares to 600,000,000 shares, par value of $0.0001 per share (the “Increase Shares Amendment”). Approval of the Increase Shares Amendment will grant the Board the authority, without further action by the stockholders, to carry out the amendment to the Articles after the date of stockholder approval for the Increase Shares Amendment.

Our Board has determined that it is advisable to increase the authorized number of shares of our common stock from 200,000,000 to 600,000,000 and recommends that our stockholders approve the Increase Shares Amendment to effect the proposed increase. The full text of the proposed amendment to our Articles is attached to this Proxy Statement as Appendix A. However, the text of the proposed amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Nevada and as our board of directors deems necessary and advisable to effect the proposed Increase Shares Amendment. If approved by our stockholders, we intend to file the Increase Shares Amendment with the Secretary of State of Nevada as soon as practicable following the Annual Meeting, and such amendment will be effective upon filing. If this proposal is not approved by our stockholders, our Articles will continue as currently in effect.

Purpose of the Increase in Authorized Shares

As of September 22, 2025, we had 200,000,000 authorized shares of common stock, $0.0001 par value per share, of which 36,397,418 shares were issued and outstanding. Of the remaining 163,602,582 authorized shares of common stock, 1,000,000 shares are reserved for future issuance under our existing stock incentive plan.

Our Board believes it is in the best interests of the Company to increase the number of authorized shares of our common stock to give us greater flexibility in considering and planning for imminent and future potential business needs, including but not limited to public offerings or private placements of our common stock and other securities for capital raising purposes and issuances of our common stock in connection with collaborations, other strategic transactions or other general corporate transactions. Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue such shares in most cases without the expense of delay of seeking stockholder approval. Moreover, the additional authorized shares available will also help to provide appropriate equity incentives to assist in the recruitment and retention of employees.

The Company is and will opportunistically consider raising funds in the future based on market conditions and the Company’s business objectives and needs. The Board believes that additional authorized shares of Common Stock will enable the Company to take timely advantage of market conditions and financing opportunities that become available to the Company. Except as otherwise required by law or by regulation, the newly authorized shares of common stock will be available for issuance at the discretion of the Board (without further action by the stockholders) for various future corporate needs, including those outlined above. While adoption of the proposed amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders, any future issuance of additional authorized shares of the Company’s common stock may, among other things, dilute the earnings per share of the common stock and the equity and voting rights of those holding common stock at the time the additional shares are issued.

Rights of Additional Authorized Shares

The proposed Increase Shares Amendment will not have any effect on the par value per share of our common stock. Our common stock is a single class, with equal voting, distribution, liquidation and other rights. The additional common stock to be authorized by the proposed amendment would have rights identical to our currently outstanding common stock. If our Board issues additional shares of common stock, existing stockholders would not have any preferential rights to purchase any newly authorized shares of common stock solely by virtue of their ownership of shares of our common stock, and their percentage ownership of our then outstanding common stock could be reduced. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power.

Potential Anti-Takeover Effects

Due to the volatility of our common stock, the Board has discussed various measures that we can take, including a shareholder rights plan and the use of blank check preferred, to deal with potential threats of hostile takeovers. However, the proposal to increase in the number of authorized shares of common stock was not done with the purpose or intention of using the additional authorized shares for anti-takeover purposes, such as to oppose a hostile takeover attempt or to delay or prevent a change in control of the Company that our Board does not support, however we could use the additional shares for such purpose. Although the proposal to increase the authorized common stock has not been prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that the Increase Shares Amendment could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which stockholders of the Company might otherwise receive a premium for their shares over then current market prices. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company’s stockholders at all times.

The proposed amendment, if effected, will increase the number of authorized but unissued shares of our common stock, and, subject to compliance with law and the listing rules of the Nasdaq, our Board could issue, without further stockholder approval, the additional shares available for issuance as result of such increase in one or more transactions that could make it more difficult for a party to effect a takeover or change in control of the Company that our Board does not support. For example, our Board could issue additional shares without further stockholder approval (subject to compliance with law and the listing rules of the Nasdaq) so as to dilute the stock ownership or voting rights of persons seeking to obtain control of our Board or of Company in a transaction that our Board does not support, including in a transaction in which a person is offering a premium to our stockholders for their shares of our common stock over then current market prices. The proposed Amendment has been prompted by business and financial considerations described above under the header, “Purpose of the Increase in Authorized Shares.” and not by the threat of any known or threatened hostile takeover attempt, however, stockholders should be aware that by potentially discouraging initiation of any such unsolicited takeover attempts, the proposed amendment may limit the opportunity for our stockholders to receive a premium for their shares over then current market prices generally available in such takeover attempts. Additionally, the issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power.

No Dissenters’ or Appraisal Rights

Under the Nevada Revised Statutes, our stockholders are not entitled to dissenters’ or appraisal rights with respect to the proposed increase in authorized shares and the change to our Articles and we will not independently provide our stockholders with any such rights.

Vote Required

Approval of the amendment to our Articles of Incorporation to increase the number of authorized shares of common stock requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote. Abstentions and broker non-votes will have the same effect as an “AGAINST” vote on this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
YOU VOTE “FOR” APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED
ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE AUTHORIZED

NUMBER OF SHARES OF OUR COMMON STOCK FROM 200,000,000 TO 600,000,000

PROPOSAL FIVE

RATIFICATION OF THE APPOINTMENT OF ASSENTSURE PAC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2025

The Board has appointed Assentsure PAC (“Assentsure”) as our independent registered certified public accounting firm for the fiscal year ending September 30, 2025 and has further directed that the selection of Assentsure be submitted to a vote of stockholders at the Annual Meeting for ratification.

As described below, the stockholder vote is not binding on the Board. If the appointment of Assentsure is not ratified, the Board will evaluate the basis for the stockholder vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of Assentsure is ratified, the Board may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders.

Representatives of Assentsure are expected to virtually attend the Annual Meeting, and will be available to respond to appropriate questions and, if they desire, to make a statement.

Independent Registered Certified Public Accounting Firm Fees and Services

The following table sets forth a summary of the fees paid to Assentsure for professional services rendered for the fiscal years ended September 30, 2024:

Fee Category	Fiscal Year 2024
Audit Fees(1)	$180,000
Tax Fees	$9,500
Audit-Related Fees	$-
All Other Fees	$-
Total Fees	$280,610

(1) Audit fees were for professional services rendered by Assentsure PAC for the audit of our annual financial statements, and services that are normally provided by Assentsure PAC in connection with statutory and regulatory filings or engagements for that fiscal year.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and other services rendered by our independent registered public accounting firm, subject to de minimis exceptions for non-audit services set forth in the applicable rules of the SEC. In fiscal year 2024, our independent registered public accounting firm was not engaged to perform any non-audit services, except for a minimal amount of tax services.

Report of the Audit Committee

The following audit committee report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

Our Audit Committee is composed of “independent” directors, as determined in accordance with the Nasdaq listing standards and Rule 10A-3 of the Exchange Act. The Audit Committee has certain duties and powers as described in its written charter adopted by the Board. A copy of the charter can be found on the Company’s website.

The purpose of the Audit Committee is to assist the oversight of the Board in the integrity of the financial statements of the Company, the Company’s compliance with legal and regulatory matters, the independent registered public accountant’s qualifications and independence, and the performance of the Company’s independent registered public accountant. The primary responsibilities of the Audit Committee include overseeing the Company’s accounting and financial reporting process and audits of the financial statements of the Company on behalf of the Board.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent registered public accountant is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

In this context, the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for the fiscal year ended September 30, 2024 (the “Audited Financial Statements”). The Audit Committee has discussed with Assentsure, the Company’s independent auditors, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the Audited Financial Statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 for filing with the SEC.

Vote Required

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, the ratification of the independent registered public accounting firm requires a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy. As a result, abstentions, if any, will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine” as described above, no broker non-votes will occur on this proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF

ASSENTSURE PAC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2025.

In the event of a negative stockholder vote on the ratification of Assentsure as our independent registered public accounting firm, our Audit Committee will reconsider its selection.

PROPOSAL SIX

APPROVAL OF THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, IF NECESSARY OR ADVISABLE, THE ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES

Other Matters

The Board is not aware of any matters, other than those described in this proxy statement, that will be presented for action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named as proxies will vote the proxies in their discretion in accordance with their best judgment and, if applicable, the recommendations of the Board.

Adjournment of the Annual Meeting

In the event that the number of shares of common stock present or represented by proxy at the Annual Meeting and voting “FOR” one or more of the proposals is insufficient to approve such proposals, we may move to adjourn the Annual Meeting to another time or place to enable us to solicit additional proxies. Any proxy authorizing the adjournment of the Annual Meeting will also authorize any adjournment or successive adjournments thereof, to the extent necessary to solicit additional proxies in favor of such proposals. If the adjournment is for more than sixty (60) days or if a new record date is fixed, notice of the adjourned meeting will be given to each stockholder of record entitled to vote.

Vote Required

Approval of Proposal Six requires the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote, in person or by proxy. Abstentions will have the same effect as a vote “AGAINST.” Because adjournment is generally considered a routine matter, brokers will have discretionary authority to vote on this proposal. Broker non-votes, if any, will have no effect on the outcome.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, IF NECESSARY OR ADVISABLE, THE ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

If any stockholder intends to present a proposal to be considered for inclusion in our proxy materials for the 2026 annual meeting of stockholders, the proposal must comply with the requirements of Rule 14a-8 of Regulation 14A of the Exchange Act and must be received by the Company no later than May 29, 2026 (being 120 calendar days before the one year anniversary of the date of this proxy statement), unless the date of our 2025 annual meeting is changed by more than 30 days from October 28, 2026, in which case, the proposal must be received a reasonable time before we begin to print and mail our proxy materials. All proposals must comply with the applicable requirements or conditions established by the SEC and the Bylaws, which requires among other things, certain information to be provided in connection with the submission of stockholder proposals. All proposals must be directed to the Secretary of the Company at Room R2, FTY D, 16/F, Kin Ga Industrial Building, 9 San On Street, Tuen Mun, Hong Kong.

In addition to satisfying the requirements under our Bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for this 2025 Annual Meeting must provide notice to the Company at Room R2, FTY D, 16/F, Kin Ga Industrial Building, 9 San On Street, Tuen Mun, Hong Kong that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 6, 2025, being the 10th calendar day following the day on which public announcement of the date of the 2025 Annual Meeting is first made.

OTHER MATTERS

The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, the enclosed proxy card confers discretionary authority on the persons named in the enclosed proxy card to vote as they deem appropriate on such matters. It is the intention of the persons named in the enclosed proxy card to vote the shares in accordance with their best judgment.

HOUSEHOLDING

In some cases, only one copy of our proxy statement and Annual Report on Form 10-K for the fiscal year ended September 30, 2024 is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. Upon written request, the Company will promptly deliver a separate copy of these documents to a stockholder at a shared address to which a single copy has been delivered. A stockholder can notify the Company at the address indicated below if the stockholder wishes to receive separate copies in the future. In addition, stockholders sharing an address who are currently receiving multiple copies may also notify the Company at such address if they wish to receive only a single copy. Direct your written request to CIMG Inc., Room R2, FTY D, 16/F, Kin Ga Industrial Building, 9 San On Street, Tuen Mun, Hong Kong; Attention: Investor Relations or by telephone at + 852 70106695.

AVAILABLE INFORMATION

The Company files Annual Reports on Form 10-K with the SEC. A copy of the Annual Report on Form 10-K for the fiscal year ended September 30, 2023 (except for certain exhibits thereto), including our audited financial statements and any financial statement schedules, may be obtained, free of charge, upon written request by any stockholder to: CIMG Inc., Room R2, FTY D, 16/F, Kin Ga Industrial Building, 9 San On Street, Tuen Mun, Hong Kong; Attention: Investor Relations. Copies of all exhibits to the Annual Report on Form 10-K are available upon a similar request, subject to reimbursing the Company for its expenses in supplying any exhibit.

By Order of the board of directors

By:
Jianshuang Wang
, 2025		Chief Executive Officer and Chairperson of the Board

Appendix A

CIMG INC.

2026 EQUITY INCENTIVE PLAN

1.	Purpose of the Plan.

This 2026 Equity Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employment of and as directors, officers, consultants, advisors and employees to CIMG Inc., a Nevada corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.	Administration of the Plan.

The authority to manage the operation of and administer the Plan shall be vested in the Board of Directors of the Company (the “Board”) or the Compensation Committee (the “Committee”) as delegated by the Board. The Board or Committee if so delegated by the Board shall be hereinafter referred to as the “Administrator.” To qualify as the Administrator, the Committee shall consist of and maintain two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market) and (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3), which shall serve at the pleasure of the Board. The Administrator subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”), and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Administrator shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Administrator shall interpret the Plan and all Options and Restricted Stock (the “Securities”) granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Securities granted under the Plan in the manner and to the extent that the Administrator deems desirable to carry into effect the Plan or any Securities. The act or determination of a majority of the Administrator shall be the act or determination of the Administrator and any decision reduced to writing and signed by all of the members of the Administrator shall be fully effective as if it had been made by a majority of the Administrator at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Administrator pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

3.	Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or award of Restricted Stock granted to Participants, the Administrator may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Administrator shall so determine.

4.	Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a maximum of 38,000,000 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), shall be subject to the Plan. The shares of Common Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Common Stock shall be and is hereby reserved for such purpose. Any of such shares of Common Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Common Stock to meet the requirements of the Plan. Should any Securities expire or be cancelled prior to its exercise, satisfaction of conditions or vesting in full, as applicable, or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of an Option or award of Restricted Stock be reduced for any reason, the shares of Common Stock theretofore subject to such Option or Restricted Stock, as applicable, may be subject to future Options or Restricted Stock under the Plan.

5.	Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

(a) Option Price. The purchase price of each share of Common Stock purchasable under an Incentive Option shall be determined by the Administrator at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Common Stock on the date the Option is granted, unless otherwise permitted pursuant to applicable Nasdaq Listing Rules and applicable regulations; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Common Stock shall be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The purchase price of each share of Common Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. “Fair Market Value” means the closing price on the final trading day immediately prior to the grant date of the Common Stock on the NASDAQ Capital Market or other principal securities exchange on which shares of Common Stock are listed (if the shares of Common Stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Common Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Administrator in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Common Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Common Stock are listed.

(b) Option Term. The term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c) Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Administrator at the time of grant, Options shall vest and become exercisable as to one-third of the total number of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Administrator may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Administrator in its sole discretion. In its sole discretion, the Administrator may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Common Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Administrator shall determine in its sole discretion.

For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, a Change in Control shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d) Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Common Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Administrator. As determined by the Administrator, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Common Stock owned by the Optionee (based on the Fair Market Value of the Common Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Common Stock withheld by the Company from the shares of Common Stock otherwise to be received with such withheld shares of Common Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Common Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Common Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e) Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Administrator, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f) Termination by Death. Unless otherwise determined by the Administrator, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g) Termination by Reason of Disability. Unless otherwise determined by the Administrator, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Administrator shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter. “Disability” shall mean an Optionee’s total and permanent disability; provided, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement

(h) Termination by Reason of Retirement. Unless otherwise determined by the Administrator, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Administrator shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i) Other Terminations. Unless otherwise determined by the Administrator upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i) In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company. Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

(ii) In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; whichever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, Good Reason shall exist upon the occurrence of the following:

(A)	the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(B)	a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(C)	the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

(j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Common Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonqualified Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonqualified Option.

6.	Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Administrator and, if the Administrator shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Administrator. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Administrator at the time of grant.

(d) Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Administrator has specified such restrictions have lapsed. Unless otherwise provided by the Administrator at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Administrator may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Administrator, in its sole discretion.

(f) Termination of Employment. Unless otherwise determined by the Administrator at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Administrator may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.	Term of Plan.

No Securities shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and awards of Restricted Stock theretofore granted may extend beyond that date.

8.	Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Common Stock of the Company, the Administrator shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and (A) in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Administrator shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9.	Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Securities under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Administrator may impose any additional or further restrictions on awards of Securities as shall be determined by the Administrator at the time of award.

10.	Taxes.

(a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Securities granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c) If any Grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11.	Effective Date of Plan.

The Plan shall be effective on [*], 2025 when the Plan was approved by majority vote of the Company’s stockholders on [*], 2025.

12.	Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under Securities theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b) materially increase the benefits accruing to the Participants under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan;

(d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof;

(e) extend the term of any Option beyond that provided for in Section 5(b);

(f) except as otherwise provided in Sections 5(d) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options;

(g) increase the number of shares of Common Stock to be issued or issuable under the Plan to an amount that is equal to or in excess of 19.99% of the number of shares of Common Stock outstanding before the issuance of the stock or securities; or

(h) otherwise require stockholder approval pursuant to the rules and regulations of the NASDAQ Stock Market.

Subject to the forgoing, the Administrator may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Administrator shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13.	Government Regulations.

The Plan, and the grant and exercise or conversion, as applicable, of Securities hereunder, and the obligation of the Company to issue and deliver shares under such Securities shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14.	General Provisions.

(a) Certificates. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or traded and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c) Limitation of Liability. No member of the Administrator, or any officer or employee of the Company acting on behalf of the Administrator, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Common Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Common Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Common Stock subject to such Option, although the Company may in its sole discretion register such Common Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Common Stock issued under the Plan may, at the direction of the Administrator, bear an appropriate restrictive legend restricting the transfer or pledge of the Common Stock represented thereby, and the Administrator may also give appropriate stop transfer instructions with respect to such Common Stock to the Company’s transfer agent.

15.	Non-Uniform Determinations.

The Administrator’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16.	Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Nevada, without giving effect to principles of conflicts of laws, and applicable federal law.